UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

BorrowMoney.com, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

Payment of Filing Fee (Check the appropriate box):

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

BorrowMoney.com, Inc.

512 Bayshore Drive Suite 201
Fort Lauderdale Florida, 33304

June 23, 2020

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to a Special Meeting of Stockholders (the “Special Meeting”) of BorrowMoney.com, Inc., to be held at 9:00 a.m. Eastern Standard Time on Thursday, August 21, 2018, at 512 Bayshore Drive Suite 201 Fort Lauderdale, FL 33304.

The business of the Special Meeting is described in detail in the attached notice of meeting and proxy statement. Also included is a proxy card and postage paid return envelope.

It is important that your shares are represented and voted at the Special Meeting, regardless of the size of your holdings. Whether or not you plan to attend, please complete and return the enclosed proxy or vote over the telephone or internet, as applicable, to ensure that your shares will be represented at the Special Meeting. If you attend the Special Meeting, you may withdraw your proxy by voting in person.

Sincerely,

Aldo Piscitello
Chairman of the Board and
Chief Executive Officer

BorrowMoney.com, INC.

512 Bayshore Drive, Fort Lauderdale, FL 33304

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 21, 2020

TO THE STOCKHOLDERS OF BORROWMONEY.COM, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of BorrowMoney.com, Inc., a Florida corporation, will be held at 512 Bayshore Drive Suite 201 Fort Lauderdale, FL 33304. at 9:00 a.m., Eastern Standard Time, on August 21, 2020, and at any adjournment or postponement thereof. This Notice of Special Meeting and Proxy Statement describe the following matters proposed by our board of directors (“Board”) to be considered and voted upon by our stockholders at the Special Meeting:

(1)	to approve an amendment to our certificate of incorporation to increase our authorized common stock to 500,000,000 shares, $.001 par value (the “Amendment”);

(2)	to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

(3)	to transact such other further business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Only stockholders at the close of business on June 23, 2020, the record date, are entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

We are asking you to approve the increase in the authorized shares because our Board has declared a five-for-one (5 for 1) stock split, subject to stockholder approval of the Amendment. We believe the Amendment and the stock split will provide the Company with increased flexibility for potential business and financial transactions.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Special Meeting. If you are unable to attend the meeting in person, I urge you to complete, date, and sign the enclosed proxy card and promptly return it to us in the envelope provided.

A quorum of stockholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals will be treated as shares present for quorum purposes. On the Record Date, there were [21,833,000] shares of our common stock outstanding and entitled to vote. Thus, [20,000,000] shares of our common stock must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

If a quorum is not present at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

We believe the Amendment is in the best interest of the company and our stockholders. Please consider the enclosed carefully. We hope you will support the Amendment with your vote

Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy in the envelope provided or vote over the telephone or internet, as applicable.

By Order of the Board of Directors

Aldo Piscitello
Chairman of the Board and
Chief Executive Officer

Dated: June 23, 2020

BorrowMoney.com, INC.

512 Bayshore Drive, Fort Lauderdale, FL 33304

(212) 265-2525

INFORMATION CONCERNING SOLICITATION AND VOTING
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 21, 2020

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Q: Why am I being asked to review these materials?

A: BorrowMoney.com, Inc. (“BorrowMoney.com,” the “Company” or “we”) is providing these proxy materials to you in connection with the solicitation of proxies by the BorrowMoney.com Board of Directors (the “Board”) for use at a special meeting of Stockholders to be held on Thursday August 21, 2020, at 9:00 a.m. Eastern Standard Time (the “Special Meeting”), and any adjournments or postponements thereof. The Special Meeting will take place at 512 Bayshore Drive Fort Lauderdale Florida 33304. Our Board is soliciting proxies for the purposes set forth in this Proxy Statement and the accompanying Notice of Special Meeting of Stockholders. Stockholders are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement. It is anticipated that this proxy statement and the form of proxy solicited on behalf of our Board will be filed with the Securities and Exchange Commission (“SEC”) and mailed to our stockholders on or about July 06, 2020.

Q: What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting and the voting process.

Q: What does it mean if I received more than one proxy or voting instruction form?

A: It means that your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy you receive to help ensure that all of your shares are voted.

Q: On what proposals will BorrowMoney.com stockholders vote at the Special Meeting?

A: At this Special Meeting, we are asking you to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock to 500,000,000 (the “Amendment”) because, as previously announced, the Board has declared a five-for-one (5 for 1) stock split, subject to stockholder approval of the Amendment. We believe this stock split will further improve our liquidity and make our shares more accessible, both to institutions and to the individual shareholders and will provide the Company with increased flexibility for potential business and financial transactions. In addition, the Amendment will provide the Company with sufficient shares to provide equity incentives for our executives, directors, employees and consultants.

At this Special Meeting, we are also asking you to approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient shares of common stock present, in person or by proxy, voting in favor of Amendment.

For a more detailed discussion of each of these proposals, please see the information included elsewhere in the proxy statement relating to these proposals.

Q: What are the Board’s voting recommendations?

A: The Board recommends that you vote your shares “FOR” the amendment to the Company’s Certificate of Incorporation and “FOR” an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies

If you give us your signed proxy but do not specify how to vote, we will vote your shares: (1) to approve an amendment to our certificate of incorporation to increase our authorized capital to 500,000,000 shares of common stock; and (2) to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

We are not aware of any matter to be presented at the Special Meeting other than those described in the Notice of Meeting. If any other matters are properly brought before the Special Meeting for consideration, the person named on your proxy will have the discretion to vote your shares according to such person’s best judgment.

Q: Who is entitled to vote at the Special Meeting?

A: Holders of our common stock outstanding as of the close of business on June 23, 2020, the record date, are entitled to vote at the Special Meeting. As of the record date, there were [21,833,000] shares of common stock outstanding. On each proposal presented for a vote at the Special Meeting, each stockholder is entitled to one vote for each share of common stock owned as of the record date.

Q: What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A: If your shares are registered in your name, you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to vote in person at the Special Meeting or to vote by proxy on the proxy card included with these materials.

If your shares are held in the name of your broker, bank or other nominee, you are considered to be the “beneficial owner” of such shares, which are held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) forwarded these proxy materials, along with a voting instruction card, to you. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

Q: If I hold my shares in street name through my broker, will my broker vote these shares for me?

A: If you provide instructions on how to vote by following the instructions provided to you by your broker, your broker will vote your shares as you have instructed. If you do not provide your broker with voting instructions, your broker will vote your shares only if the proposal is a “routine” management proposal on which your broker has discretion to vote. On matters considered “non-routine,” brokers may not vote your shares without your instruction. Shares that brokers are not authorized to vote are referred to as “broker non-votes.”

We believe the proposal to amend the Company’s Certificate of Incorporation is considered a “non-routine” proposal and as such, brokers are prohibited from voting uninstructed shares with respect to such proposal, as a result, a broker non-vote will occur, and your shares will not be voted on this matter. We believe the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies is considered a “routine” proposal and as such, brokers are permitted to vote uninstructed shares with respect to such proposal.

Q: What are the quorum requirements for the Special Meeting?

A: The presence of holders of a majority of our outstanding shares of common stock in person or by proxy constitutes a quorum for the Special Meeting. Both abstentions and broker non-votes are counted as present for purpose of determining the presence of a quorum.

Q: What is the voting requirement to approve each of the proposals?

A: The proposal to approve the amendment of the Certificate of Incorporation to increase the Company’s number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting. As a result, abstentions, failures to vote and broker non-votes will have the same effect as a vote “against” this proposal.

The proposal to approve one or more adjournments to the Special Meeting requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter. As a result, abstentions will have the effect of an “AGAINST” vote on this matter and broker non-votes and failures to vote will have no impact on the vote for this proposal.

Q: What do I need to do now to vote at the Special Meeting?

A: Stockholders of record may vote their shares in any of four ways:

● Submitting a Proxy by Mail: If you choose to submit your proxy by mail, simply mark your proxy, date and sign it and return it in the postage-paid envelope provided;

● Submitting a Proxy by Telephone: Submit a proxy for your shares by 11:59 p.m., Eastern Standard Time, on July 06, 2020 by telephone by using the telephone number provided on your proxy card. Telephone voting is available 24 hours a day;

● Submitting a Proxy by Internet: Submit your proxy via the internet. The website for internet proxy voting is on your proxy card. Internet proxy voting is also available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on July 06, 2020; or

● Voting in Person: If you were registered as a stockholder on our books on June 23, 2020 or if you have a letter from your broker identifying you as a beneficial owner of our shares as of that date and granting you a legal proxy, you may vote in person by attending the Special Meeting.

If you submit a proxy by telephone or via the internet, you should not return your proxy card. Instructions on how to submit a proxy by telephone or via the internet are located on the proxy card enclosed with this proxy statement.

Street name holders may submit a proxy by telephone or the internet, if their bank or broker makes these voting methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you hold your shares through a bank or broker, follow the voting instructions you receive from your bank or broker.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the applicable vote at the Special Meeting by:

● Delivering to Vstock/Broadridge Shareowner Services a written notice, bearing a date later than the proxy, stating that you revoke the proxy;

● Submitting a later-dated proxy relating to the same shares by mail, telephone or the internet prior to the applicable vote at the Special Meeting; or

● Attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

You should send any written notice or a new proxy card to: BorrowMoney.com, Inc. c/o Ado Piscitello 521 Bayshore drive suite 201 Fort Lauderdale, FL 33304, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the internet. You may request a new proxy card by calling BorrowMoney.com, Proxy Processing at (212) 265-2525.

Q: Will anyone contact me regarding this vote?

A: We have retained Director Svetlana Coliban to distribute proxy solicitation materials to brokers, banks, and other nominees. The fee for this service is estimated to be $5,000, plus reimbursement for reasonable out-of-pocket costs and expenses, Payable as a warrant/convertible note of 100,000 Shares, by BorrowMoney.com, Inc. To Svetlana Coliban and or, his nonaffiliated assignee instructed by Svetlana Coliban In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person but will not receive any additional compensation for these services. Following the original mailing of the proxy solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy statement and related soliciting materials to beneficial owners for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q: Who has paid for this proxy solicitation?

A: All expenses incurred in connection with the solicitation of proxies, including the printing and mailing of this proxy statement, will be borne by BorrowMoney.com.

Q: Where can I find the voting results of the Special Meeting?

A: We will announce preliminary voting results at the Special Meeting and publish final detailed voting results on a Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Q: Are there any dissenters’ rights or appraisal rights with respect to any of the proposals described in this proxy statement?

A: There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this proxy statement.

PROPOSAL NO. 1 — APPROVAL OF AN AMENDMENT TO OUR
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

Proposal

Our Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock, par value $.001. As of the Record Date [21,833,000] shares of common stock were outstanding and [0) additional shares reserved for issuance under our employee compensation plans.

Description of the Amendment

Our Board unanimously approved an amendment to Article IV of the Certificate of Incorporation (the “Amendment”), subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Certificate of Incorporation to a total of 500,000,000 shares. A copy of the Amendment increasing authorized common stock is attached to this proxy statement as Annex A. The information in this proxy statement is qualified in its entirety by the complete text of the Amendment.

If the Amendment is approved by a majority of our outstanding shares of common stock, it will become effective upon its filing with the Secretary of State of the State of Florida. The Company expects to file the Amendment with the Secretary of State of the State of Florida shortly after its approval by stockholders. The authorized but unissued shares of common stock would be available for issuance from time to time for such purposes and for such consideration as the Board may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval. The additional shares of authorized common stock, when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding, including the same voting rights, and rights to dividends and other distributions and will be identical in all other respects to our common stock as now authorized.

Purposes of the Amendment

The primary purpose of the Amendment is to provide enough additional authorized shares so that the Company can conduct a five-for-one (5 for 1) forward split of outstanding common stock which will be effected in the form of a stock Forward Split in which stockholders on the record date for the stock dividend will receive four additional shares of common stock for each share they hold on such date (the “Stock Forward Split.”) The Company announced on June 19, 2020 that the Board has approved the Stock Dividend, subject to stockholder approval of the Amendment. In accordance with the Company’s Certificate of Incorporation and By-laws a stockholder vote is not required for the Stock Forward Split, provided there are a sufficient number of shares of Common Stock authorized under the Company’s Certificate of Incorporation.

Upon the effective date of the Amendment, we will have approximately [390,835,000] shares of common stock authorized and available for future issuance. If the proposed Amendment of the Certificate of Incorporation is approved, the Board plans to set a record date for the Stock Forward Split shortly after the Special Meeting. Other than the Stock Forward Split or as permitted or required under our existing contractual obligations and outstanding options, the Board has no immediate plans, understandings, agreements or commitments to issue additional shares of common stock for any purposes.

The Board believes that the increase in the number of authorized shares of common stock will make a sufficient number of shares available, should we decide to use our shares for one or more of such previously mentioned purposes or otherwise. We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board.

Background of the Proposal

In June 19, 2020, the Board announced a five-for-one forward split

BorrowMoney.com Announces 5 for 1 Stock Split

About BorrowMoney.com, Inc.

Fort Lauderdale, FL – June 19, 2020 – BorrowMoney.com, Inc. (“BorrowMoney.com” (OTC: BWMY, the “Company”, “we” or “us”) operates a recognized Fintech online loan marketplace for consumers seeking loans and other credit-based offerings. Its internet portal provides services to lending institutions, generating qualified leads for local mortgage and lending professionals. Through its proprietary platform, it offers institutional lenders the digital solution of technologically gathered leads. The Company also generates revenues by selling advertising space on its website to various industries, including the real estate industry with membership fees and lead packages.

Borrowmoney.com’s marketplace encompasses most consumer credit categories, including mortgages, home equity loans, automobile loans, and personal loans, and it also has category for submissions to lenders for business loans. Its proprietary internet platform allows consumers to find realtors within a desired geographic area for the purchase, sale or rental of rent real property.

What may not be obvious from the company’s name, Borrymoney.com’s technology powers lead generation campaigns for many types of business, enabling them to span digital and traditional media acquisition channels, promoting their brand and product offerings. . The BorrowMoney.com platform and “smart” back-office proprietary technology is capable of dispatching, tracking and tracing a live person in the same manner as it tracks its financial leads.

Its most recent milestone involved BorrowMoney.com’s response to the significant demand for dispatching live nurses for a program entailing a high demand testing service during the COVID-19 pandemic. With its streamlined functioning and efficient technology solution, Borrowmoney.com provided an expedited solution filling this growing need.

For further details, visit www.BorrowMoney.com

Aldo Piscitello, Chairman of the Board, President & CEO said: “This stock split is intended to further improve our liquidity and to make our shares more accessible, both to institutions and to the individual shareholders.”

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS

As used herein, the terms “BorrowMoney.com,” “the Company,” “we,” “our” and “us” refer to BorrowMoney.com, Inc., a Florida corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only BorrowMoney.com, Inc.

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform

Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” “should,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as: the approval of the shareholders of the amendment to the Certificate of Incorporation, the risk of an unfavorable outcome of the pending governmental investigations or shareholder class action lawsuits, reputational harm caused by such investigations and lawsuits, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason.

Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto. You may obtain our SEC filings at our website, www.BorrowMoney.com under the “Investor Information” section, or over the Internet at the SEC’s web site www.sec.gov.

Potential Effects of the Amendment

Upon filing the Amendment, the Board may cause the issuance of additional shares of common stock without further vote of our stockholders, except as provided under the Florida General Corporation Law (or any national securities exchange on which shares of our common stock are then listed or traded). Under our Certificate of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of common stock. In addition, if the Board elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders.

In addition to the corporate purposes discussed above, the Amendment could, under certain circumstances, have an antitakeover effect. For example, the existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise. Although the increased proportion of unissued authorized shares to issued shares could have or be used for an anti-takeover effect, the Amendment is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company.

Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Amendment will not affect the registration of the Company’s Common Stock under the Exchange Act.

No Appraisal Rights

Under the Florida General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Amendment.

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting will be necessary for the approval of the Amendment.

The Board unanimously recommends that stockholders vote FOR the adoption of the Amendment to the Certificate of Incorporation to increase the number of authorized shares of our common stock to 500 million.

PROPOSAL NO 2 — ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Amendment.

If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on the proposal to adjourn the Special Meeting so that we can solicit additional proxies in favor of the Amendment. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the Amendment, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the Amendment.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the meeting will be adjourned, and the Board will use the additional time to solicit additional proxies in favor of approval of the Amendment, including the solicitation of proxies from stockholders that have previously voted against it.

DISSENTERS’ RIGHT OF APPRAISAL

Stockholders do not have any dissenter or appraisal rights in connection with these actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of JUNE 23, 2020, the record date, respecting the beneficial ownership of our outstanding common stock by: any holder of more than 5%; base on [21,833,000] shares of common stock outstanding.

Current Beneficial Ownership
Directors and executive officers, Qualified Holders	20,000,000	91.60%

Name: ALDO PISCITELLO

List of all Shareholder Less than 5%. *

VALLY,NORMA	11000
IWASZ,KHRISTINA	50000
LENZ,FRED	125000
LENZ,BRIANNA	100000
BIRKEMEIER,LUCY	75000
PEREIRA,GARY	100000
WILLIAMS,MELANIE ANN	1000
WILLIAMS,MARIANNE	1000
PARK,CHONG	100000
BRICKER,GEORGE W	1000
ROMERO,MARY	1000
ROMERO,KEITH	1000
ROMERO,JOHN	1000
ROMERO,WENDY S	1000
ROMERO,TIMOTHY M	1000
SCHWARZ,WILLIAM F	1000
PINARD,MICHAEL	1000
LENZ,BEN	1000
LENZ,JAMES	1000
WILLIAMS,MICHAEL	1000
WILLIAMS,RONNIE L	100000
WILLIAMS,JENNY R	1000
BITTINGER,WILBUR	1000
SCHNIEPP,BARRY	1000
WILLIAMS,ARTHUR	1000
WILLIAMS,DONNA	1000
LOMNESS,PHILLIP J	1000
SMATHERS,STEVE	1000
CHARLES,TED	1000
CHARLES,JANINE	1000
WILLIAMS,RONNIE L	100000
LARICOS,JOHN	200000
LISI,CARLO	15000
LISI,GIANCARLO B.	10000
LISI,MARIO VINCENT	10000
ADDESSI,CHARLES A	100
TRUONG,TUAN	100
WERNER,JOHN	20000
DANZA,ALBERT	30000
OLIVO,JULIO	746200
FIORE,GIUSEPPE	7600
MARCHETTA,RALPH	10000
CEDE & CO	100000

HOLDERS QUALIFIED *	8.40%	Outstanding Shares: 21,833, 000

(1) For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she: (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within 60 days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

(2) In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of common shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within 60 days held by such individual or group, but such shares are not deemed outstanding for any other person or group. Percentage is based on [21,833,000] shares of our common stock outstanding as of

June 19, 2020.

OTHER MATTERS

At the time of the preparation of this proxy statement, the Board has not been informed of any other matters to be brought before the Special Meeting other than those proposals specifically set forth in the Notice of Special Meeting and referred to herein. If you execute the enclosed proxy and any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

STOCKHOLDER PROPOSALS

The Company encourages stockholders to contact the Corporate Secretary prior to submitting a stockholder proposal. Stockholder proposals must conform to the Company’s Bylaws and the requirements of the SEC.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2020 proxy statement. In order for a stockholder proposal to be considered for inclusion in the proxy material for our 2020 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8, your proposal must be received by our Corporate Secretary no later than July 06, 2020 (unless the meeting date is changed by more than 30 days from August 21, 2020, in which case a proposal must be a received a reasonable time before we print proxy materials for the 2020 Annual Meeting) and must be submitted in compliance with the rule. Proposals should be directed to our Corporate Secretary, BorrowMoney.com, Inc., 512 Bayshore Drive suite 201 Fort Lauderdale FL 33304, and should comply with the requirements of Rule 14a-8.

If our Corporate Secretary receives at the address listed above any stockholder proposal intended to be presented at the 2020 Annual Meeting without inclusion in the proxy statement for the meeting after August 21, 2020 (unless the meeting date is changed by more than 30 days from the anniversary of the 2020 Annual Meeting, in which case a proposal must be received a reasonable time before we print proxy materials for the 2020 Annual Meeting), SEC Rule 14a-4(c) provides that the proxies designated by the Board will have discretionary authority to vote on such proposal. The proxies designated by the Board also will have such discretionary authority, notwithstanding the stockholder’s compliance with the deadlines described above, if we advise stockholders in the proxy statement for the meeting about the nature of the matter and how management intends to vote on such matter, and the stockholder does not comply with specified provisions of the SEC’s rules.

Stockholders who wish the Corporate Governance Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing by mail to our Corporate Secretary, BorrowMoney.com, Inc., 512 Bayshore Drive suite 201 Fort Lauderdale FL 33304.

Section 3.10 of our Bylaws creates certain advance notice requirements for stockholder nominations of directors at both annual and special meetings. To be timely, a director nomination by a stockholder for an annual meeting must be submitted not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting. In the case of a nomination at a special meeting or if the meeting date is moved by more than thirty days from the anniversary date of the immediately preceding annual meeting, notice of such nomination must be given within ten days that notice of such meeting was provided or made public. Nominations for the 2020 Annual Meeting of Stockholders must be received between June 1, 2020 and August 31, 2020.

In addition, Section 3.10 of our Bylaws requires disclosures relating to the nominees and their relationships with stockholders proposing their nomination. Among other things, Section 3.10 of our Bylaws requires a proposed nominee to: (1) represent and promise that the nominee is not, nor will become, party to any understanding with another person (a) to vote or act as a Director in a certain manner or (b) concerning compensation, reimbursement or indemnification without disclosure to the Company; and (2) represent that, if elected to the Board, such nominee would comply with Regulation FD and Company governance, trading, ethics, stock ownership and other policies.

Section 3.10 of our Bylaws also requires disclosures similar to a stockholder proposing business for an annual meeting. In addition, a proposing stockholder, including its affiliates, must disclose all agreements or other understandings with a director nominee it has proposed, as well as any other material interest involved in such nomination.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This practice, which is commonly referred to as “house holding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. BorrowMoney.com and some brokers household proxy materials unless contrary instructions have been received from the affected stockholders. BorrowMoney.com will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, BorrowMoney.com, Inc., at the address set forth on the front page of this proxy statement. You may also contact the above if you (and other stockholders sharing the same address) are receiving multiple copies of proxy materials and wish to receive only one.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company will provide, without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended August 31, 2019, as filed with the SEC (without exhibits). All such requests should be delivered to Investor Relations, BorrowMoney.com, Inc., at the address set forth on the front page of this proxy statement. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproducing and mailing.

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE OVER THE TELEPHONE OR INTERNET, AS APPLICABLE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

Unless you vote by telephone or over the internet, please date, sign and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if mailed in the United States.

By Order of Board of Directors of BorrowMoney.com, Inc.

Aldo Piscitello
Chairman of the Board and
Chief Executive Officer
Dated: June 23, 2020

Annex A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

BorrowMoney.com, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Florida (the “FDOC”), does hereby certify as follows:

FIRST: That the Board of Directors of the Corporation, in accordance with Section 607.1006, of the FDOC, duly adopted resolutions approving a proposed amendment to the Certificate of Incorporation of the Corporation and calling for the submission of the proposed amendment to the stockholders of the Corporation for consideration thereof.

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, at which meeting the necessary number of shares as required by statute was voted in favor of the amendment.

THIRD: That, pursuant to resolutions of its Board of Directors, the Certificate of Incorporation of the Corporation is hereby amended by deleting the last sentence of the first paragraph of Article 4 thereof and replacing it with the following:

“The total number of shares of Common Stock authorized to be issued is 500,000,000 and each such share shall have a par value of ten cents ($.001).”

FOURTH: That the foregoing amendment was duly adopted in accordance with the provisions of Section 607.0123, of the FDOC.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its authorized officer, this    day of             , 2020.

A-1

BorrowMoney.com, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 8:00 a.m., Eastern Time, on August 21, 2020.

Vote by Interne• Go to

https://www.borrowmoney.com/proxy_vote

- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call (212) 265-2525 within the USA, US territories & Canada on a touch tone telephone.
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

A Proposal — The Board of Directors recommends a vote "FOR" Proposal 1 and 2

(1) To approve an amendment of our certificate of incorporation to increase our authorized conmen stock to 500,000,000 shares, $.001 per value

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

0

B Non-voting items

Change of address Please print new address below

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX

+

Important notice regarding the internet availability of proxy materials for the Special Meeting of Stockholders.
The Proxy Statement is available at:
https://www.borrowmoney.com/proxy_vote

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — BorrowMoney.com, Inc.

Special Meeting of Stockholders –
August 21, 2020 at:
512 Bayshore Drive Suite 201 Fort
Lauderdale, FL 33304
SOLICIT BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert Carrington. as Proxy with full power of substitution, to represent and vote all of the stock of BorrowMoney.com, Inc. that the undersigned is entitled to vote at the special meeting of the stockholders to be held at 9:00 a.m., Easter standard time on August 21, 2020
At 512 Bayshore Drive Suite 201 Fort Lauderdale, FL 33304 if any adjournment or postponement thereof, with all powers witch the undersigned would possess if present, with respect to the matters on the other side of this proxy

Your shares will be voted in accordance with your instructions. if a vote is not specified, the proxies will vote your shares "FOR" proposal 1 and 2

The board of directors is not aware of any matters likely presented for action at the special meeting of the stockholders other than the matters listed on the reverse side of this proxy. However, if any other matters are properly brought before the Special Meeting, the proxies will vote upon such matter in accordance with their best judgment

(continued and to be marked, dated and signed on the other side)